UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 17, 2023

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 17, 2023, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced the molecular mechanism of action of tianeptine, the active ingredient of the Company’s TNX-601 ER (tianeptine hemioxalate extended-release tablets) product candidate, currently in Phase 2 clinical development for the treatment of major depressive disorder (“MDD”). A copy of the press release which discusses this matter is furnished hereto as Exhibit 99.01, and incorporated herein by reference.

The Company updated its TNX-601 presentation, which it intends to place on its website and which may contain nonpublic information. A copy of the presentation is filed as Exhibit 99.02 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On May 17, 2023, the Company announced the molecular mechanism of action of tianeptine, the active ingredient of TNX-601 ER, currently in Phase 2 clinical development for the treatment of MDD. Based on pharmacology and medicinal chemistry experiments, scientists at the Company have established that tianeptine is an agonist for the nuclear peroxisome proliferator-activated receptor (“PPAR”) isoforms PPAR-β/δ and PPAR-γ, and tianeptine’s effects on these PPAR isoforms account for its ability to induce neuroplasticity in cultured neurons. The findings upset a long-held belief that the only way to restore the connectivity of neurons damaged in the state of depression was to increase the synaptic levels or activity of neurotransmitters such as the monoamines serotonin, norepinephrine, and dopamine. The new findings show that selective activation of nuclear PPAR-β/δ and PPAR-γ in neurons and supporting glia appears to be a more direct mechanism to achieve the goal of restoring neuronal connectivity, or neuroplasticity. Drugs that restore neuroplasticity are called plastogens. Consequently, tianeptine is a plastogen that acts directly on nuclear receptors that regulate gene expression in neurons and microglia.

The new research provides clarity on why tianeptine does not cause sexual dysfunction, weight gain, or several other treatment-limiting toxicities associated with traditional antidepressants. Tianeptine treats depression by activating select nuclear PPAR isoforms, and has little to do with monoaminergic neurotransmitters, which are known to be implicated in the most frequently cited side effects of most marketed antidepressants. Key experiments were performed by scientists at the Company’s Research and Development Center in Frederick, Maryland.

In animal models, tianeptine restores neuroplasticity and reverses stress-induced impairments through activation of select nuclear PPAR isoforms without modulating synaptic monoamine neurotransmitters, mimicking naturally occurring polyunsaturated fatty acid in binding to PPARs.

The Company believes that the proposed mechanism is consistent with the clinical effects of tianeptine in promoting cognition in Alzheimer’s disease, Parkinson’s disease and bipolar disorder, and is considering the development TNX-601 ER as a treatment for these and other conditions.

The new findings about tianeptine’s mechanism dispel the notion that tianeptine’s weak µ-opioid receptor activity was central to its mechanism of treating depression and indicate that there is no connection between tianeptine’s neuroplastic effects on cultured neurons and its weak µ-opioid receptor agonism. The Company has identified a new chemical entity related to tianeptine, TNX-4300, that restores neuroplasticity in cultured neurons and is free from µ-opioid receptor activity. The Company intends to submit data supporting tianeptine’s mechanism of action for presentation at upcoming scientific conferences and for publication in peer reviewed journals.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01 99.02 104	Press Release of the Company, dated May 17, 2023 TNX-601 Product Presentation Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: May 17, 2023	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer